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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2002
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                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                     000-12954           54-1274108
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)     Identification Number)


1801 Bayberry Court, Suite 200, Richmond, Virginia               23226
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    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code            (804) 287-5680
                                                              --------------

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Item 4. Changes in Registrant's Certifying Accountant.

On April 4, 2002, based upon the recommendation of its Audit Committee and approval by its Board of Directors, Cadmus Communications Corporation ("Cadmus" or the "Registrant") terminated the engagement of Arthur Andersen LLP ("Arthur Andersen") and retained Ernst & Young LLP ("Ernst & Young") as its independent public accountants with respect to the audit of Cadmus' consolidated financial statements for its fiscal year ending June 30, 2002.

During Cadmus' two most recent fiscal years ended June 30, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen, there was no disagreement between Cadmus and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on Cadmus' consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of Arthur Andersen on the consolidated financial statements of Cadmus as of and for the last two fiscal years ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

Cadmus provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Arthur Andersen's letter, dated April 9, 2002, stating its agreement with such statements.

During Cadmus' two most recent fiscal years ended June 30, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen, Cadmus has not consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cadmus' financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements and Exhibits.

(a)   -     Not applicable.

(b)   -     Not applicable.

(c)   -     Exhibits.

Exhibit 16  - Letter from Arthur Andersen LLP to the Securities and Exchange
              Commission dated April 9, 2002. Filed with this document.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 9, 2002.

                                CADMUS COMMUNICATIONS CORPORATION


                                By:   /s/ Bruce V. Thomas
                                    -----------------------
                                    Bruce V. Thomas
                                    President and Chief Executive Officer

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                                  Exhibit Index

Exhibit

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange
             Commission dated April 9, 2002. Filed with this document.